UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2007

SPARTAN MOTORS, INC
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On July 26, 2007, Spartan Motors, Inc. issued a press release concerning its financial results for the quarter ended June 30, 2007. The press release is attached to this Form 8-K as Exhibit 99.1 and is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Item 7.01	Regulation FD Disclosure.

          On July 26, 2007, Spartan Motors, Inc. issued the press release that is attached to this Form 8-K as Exhibit 99.2 and is here incorporated by reference. This Exhibit is furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Spartan Motors, Inc. Press Release dated July 26, 2007. This Exhibit is furnished to, and not filed with, the Commission.

	99.2	Spartan Motors, Inc. Press Release dated July 26, 2007. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Date: July 26, 2007	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated July 26, 2007.

99.2	Spartan Motors, Inc. Press Release dated July 26, 2007.